EXHIBIT 10(u)


                           Certain Additional Benefits


     The Corporation generally provides the following additional benefits to its principal corporate officers and key managerial employees:

             (i)  Automobile allowance;

            (ii)  Allowance for financial and tax counselling services;

           (iii)  Allowance for income tax preparation costs;

            (iv) Reimbursement of club memberships used primarily for business purposes; and

             (v) Life insurance coverage of five times salary, decreasing to one times salary at retirement.